[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R) EMERGING
                         GROWTH FUND

                         ANNUAL REPORT o NOVEMBER 30, 1999

TABLE OF CONTENTS


Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 25
Notes to Financial Statements ............................................. 33
Independent Auditors' Report .............................................. 41
MFS' Year 2000 Readiness Disclosure ....................................... 43
Trustees and Officers ..................................................... 45

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through a financial professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, a national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So, with all things being equal, an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through a financial professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down ones. And for many investors, working with a financial professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your broker or consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

December 15, 1999

(1) Source: Investment Company Institute.
(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John W. Ballen]
     John W. Ballen

For the 12 months ended November 30, 1999, Class A shares of the Fund provided a total return of 36.91%, Class B shares 35.91%, Class C shares 35.89%, Class I shares 37.38%, and Class J shares 36.22%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges.

During the same period, the average mid-cap fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 35.23%. The Fund's returns also compare to a 20.90% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a 15.67% return for the Russell 2000 Total Return Index (the Russell 2000), an unmanaged index comprised of 2,000 small U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

Q. IF WE LOOK BACK TO THE SEMIANNUAL ON MAY 31, THE FUND'S PERFORMANCE WAS RUNNING ABOUT EVEN WITH THE S&P 500. WHAT CAUSED YOU TO MOVE AHEAD IN THE SECOND HALF OF THE YEAR?

A. I'd say there were three main factors that have held us back in the first six months and helped us go forward since then. The first was the perception that year 2000 (Y2K) computer concerns would severely hamper a lot of the technology companies we're invested in. We, however, did not get discouraged by the poor performance of some of those companies in the first half and, in fact, added to our positions on that weakness. By the second half of the year, we feel people perceived that Y2K was largely under control, and performance rebounded a lot quicker than we expected. We thought portfolio holdings such as Computer Associates would perform well in the year 2000, but they have already performed well at the end of 1999.

    The second factor was the Internet. In the first half of the year, the so-called "dot.com" companies did well. We were and continue to be positioned more in the companies that provide Internet tools and infrastructure. It's a bit like the California gold rush of 1849, where Levi Strauss built a company not on gold mining, but on selling jeans to the miners. We think it's a very risky strategy trying to figure out which Internet site is going to strike gold. But we feel, regardless of which sites are successful, they all need software and infrastructure. In the second half of the year, the market began to reward that kind of thinking. As a result, some of our holdings, such as Cisco and Oracle, did well.

    The third factor was that the stock market started to broaden out after four years of being very narrow, where it seemed the only stocks that did very well were a small number of large-cap, slower earnings-growth companies. We feel investors have now started to perceive that the high valuations of those companies do not make a lot of sense. We believe the market has started to broaden out in our favor, rewarding the companies with faster growth rates that we invest in.

Q. DO THESE CHANGES IN THE MARKET PLAY TO THE PORTFOLIO'S STRENGTHS, ONE OF WHICH IS ACTIVE MANAGEMENT BASED ON FUNDAMENTAL RESEARCH?

A. Yes, a broadening market is more likely to reward our style of bottom-up fundamental research than a narrow market like we've had over the past few years. We've still had solid performance over those years because, to some degree, we think the market always rewards fundamental company research -- meeting with management, investigating proprietary services and products, analyzing balance sheets, and projecting earnings growth. But we believe that a continued market broadening -- and remember, the market had been narrowing for four years, so it's conceivable the market can broaden out for a long period of time -- may reward active management based on fundamental research even more.

Q. LOOKING AT YOUR TOP HOLDINGS, DO YOU THINK THEY STILL HAVE ROOM FOR GROWTH NEXT YEAR?

A. What has happened in 1999 so far is that a small number of holdings drove a large part of our outperformance. Cisco and Oracle, primarily because of their Internet exposure, were both up over 100%; each of which added tremendous value to the Fund. Although most software stocks started to rebound in the second half, we believe they were still suffering from Y2K perceptions, in terms of slower business and lower P/E (price-to-earnings) multiples. That group includes top holdings Microsoft and Computer Associates. We feel that on the other side of Y2K, people are going to spend a lot more money on software and the Internet, and the market's perception of those companies should improve even further.

    Another two of our top holdings, MCI WorldCom and Cisco, we feel also stand to benefit in 2000 from the continuing Internet expansion. Although MCI was depressed this year because of their acquisition of Sprint, we believe their outlook is promising because they own a large portion of the Internet's infrastructure. So overall, yes, we believe our top holdings have the potential to do really well next year.

Q.  HOW DOES THE FUND DIFFER FROM OTHER AGGRESSIVE-GROWTH INVESTMENTS?

A. I think the difference is that we buy and hold companies for a longer-term horizon. We look for companies whose prices we think are going to be substantially higher five years from now, because our analysts believe they can sustain an earnings growth rate of at least 20% annually. We try to avoid what I call the "greater fool" stocks, the ones you buy high and pray they go higher, knowing that in five years they're going to be lower or maybe even out of business. Because we tend to have more confidence in our buys, the portfolio has experienced lower turnover. We've held a position in Oracle, for example, since 1990. We stayed with the company through some extended bad periods because we felt their fundamentals remained solid, and the net result is that our initial Oracle shares are worth over 85 times their original purchase price.

    Also, for an aggressive-growth vehicle, the Fund has tended to do comparatively well in down periods in the market. For example, in 1990 and 1994, the market's two worst years of the decade, our portfolio's performance beat the average aggressive-growth portfolio by over 5% each year.(1)

/s/ John w. Ballen

    John W. Ballen
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

(1) According to Morningstar, the average aggressive-growth fund's total return was -8.81% in 1990, compared to -2.54% for the Fund. In 1994, the average aggressive-growth fund returned -1.94%, while the Fund's annual return was 4.00%.

The portfolio is actively managed, and holdings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

JOHN W. BALLEN IS PRESIDENT, CHIEF INVESTMENT OFFICER, AND A MEMBER OF THE MANAGEMENT COMMITTEE AND BOARD OF DIRECTORS OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND.

MR. BALLEN JOINED THE MFS RESEARCH DEPARTMENT IN 1984 AS A RESEARCH ANALYST. HE WAS NAMED INVESTMENT OFFICER AND PORTFOLIO MANAGER IN 1986, VICE PRESIDENT IN 1987, DIRECTOR OF RESEARCH IN 1988, SENIOR VICE PRESIDENT IN 1990, DIRECTOR OF EQUITY PORTFOLIO MANAGEMENT IN 1993, CHIEF EQUITY OFFICER IN 1995, EXECUTIVE VICE PRESIDENT IN 1997, AND PRESIDENT, CHIEF INVESTMENT OFFICER, AND A MEMBER OF THE BOARD IN 1998.

MR. BALLEN IS A GRADUATE OF HARVARD COLLEGE AND EARNED A MASTER OF COMMERCE DEGREE FROM THE UNIVERSITY OF NEW SOUTH WALES IN AUSTRALIA AND AN M.B.A. DEGREE FROM STANFORD UNIVERSITY.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                SEEKS LONG-TERM GROWTH OF CAPITAL. DIVIDEND AND
                          INTEREST INCOME, IF ANY, IS INCIDENTAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    DECEMBER 29, 1986

CLASS INCEPTION:          CLASS A  SEPTEMBER 13, 1993
                          CLASS B  DECEMBER 29, 1986
                          CLASS C  APRIL 1, 1996
                          CLASS I  JANUARY 2, 1997
                          CLASS J  SEPTEMBER 1, 1998

SIZE:                     $16.0 BILLION NET ASSETS AS OF NOVEMBER 30, 1999
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended November 30, 1999)

           MFS Emerging Growth      S&P 500           Russell 2000
             Fund -- Class B    Composite Index    Total Return Index
             ---------------    ---------------    ------------------
11/89            $10,000            $10,000              $10,000
11/91             15,696             11,617               10,930
11/93             24,213             15,152               16,068
11/95             37,963             20,973               20,417
11/97             52,995             34,463               29,357
11/99             78,181             51,523               31,709

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH NOVEMBER 30, 1999

CLASS A
                                                       1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +36.91%  +77.68% +210.03% +715.07%
----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +36.91%  +21.12% + 25.40% + 23.34%
----------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    +29.04%  +18.75% + 23.92% + 22.62%
----------------------------------------------------------------------------------------

CLASS B
                                                      1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +35.91%  +73.75% +198.39% +681.81%
----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +35.91%  +20.22% + 24.44% + 22.83%
----------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    +31.91%  +19.52% + 24.27% + 22.83%
----------------------------------------------------------------------------------------

CLASS C
                                                       1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +35.89%  +73.78% +198.33% +681.64%
----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +35.89%  +20.23% + 24.43% + 22.83%
----------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    +34.89%  +20.23% + 24.43% + 22.83%
----------------------------------------------------------------------------------------

CLASS I
                                                       1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +37.38%  +79.05% +207.48% +705.63%
----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +37.38%  +21.43% + 25.19% + 23.20%
----------------------------------------------------------------------------------------

CLASS J
                                                       1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +36.22%  +74.24% +199.23% +684.00%
----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +36.22%  +20.33% + 24.51% + 22.87%
----------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    +32.13%  +19.12% + 23.75% + 22.49%
----------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                       1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------------------------------------
Average mid-cap fund+                                 +35.23%  +17.49% + 20.35% + 14.82%
----------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#(+)             +20.90%  +24.32% + 27.47% + 17.81%
----------------------------------------------------------------------------------------
Russell 2000 Total Return Index#(+)                   +15.67%  +10.05% + 14.82% + 12.23%
----------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Analytical Services, Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3% sales charge. Class J shares are only available to Japanese investors.

Class A, C, I, and J share performance include the performance of the Fund's Class B shares for periods prior to their inception (blended performance). Class A and J blended performance has been adjusted to take into account the initial sales charge applicable to Class A and J shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A, I, and J shares are lower than those of Class B shares, the blended Class A, I, and J share performance is lower than it would have been had Class A, I, and J shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1999

FIVE LARGEST STOCK SECTORS

            TECHNOLOGY                                   58.7%
            LEISURE                                      13.0%
            CONGLOMERATES, SPECIAL PRODUCTS/SERVICES     10.3%
            UTILITIES & COMMUNICATIONS                    6.6%
            HEALTH CARE                                   5.1%

TOP 10 STOCK HOLDINGS

ORACLE CORP.  13.7%                                COMPUTER ASSOCIATES INTERNATIONAL, INC.  4.8%
Database software developer and manufacturer       Computer software company

CISCO SYSTEMS, INC.  12.2%                         MCI WORLDCOM, INC.  4.7%
Computer network developer                         Telecommunications company

BMC SOFTWARE, INC.  5.3%                           MICROSOFT CORP.   4.7%
Computer software company                          Computer software and systems company

TYCO INTERNATIONAL LTD.  5.1%                      CENDANT CORP.  3.8%
Fire protection, packaging, and electronic         Hotel, real estate, and consumer services
equipment manufacturer                             company franchiser

COMPUWARE CORP.  5.0%                              UNITED HEALTHCARE CORP.  2.3%
Computer software company                          Health maintenance organization

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 1999

Stocks - 100.5%
--------------------------------------------------------------------------------
ISSUER                                             SHARES                 VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 98.1%
  Advertising - 0.7%
    Lamar Advertising Co., "A"*
                                                  132,500       $     7,602,187
    Outdoor Systems, Inc.*                      1,375,782            61,222,299
    Snyder Communications, Inc.*                  292,200             3,926,438
    Ventiv Health, Inc.*                           97,400               773,113
    Young & Rubicam, Inc.                         652,600            34,057,562
                                                                ---------------
                                                                $   107,581,599
--------------------------------------------------------------------------------
  Aerospace
    General Dynamics Corp.                         53,300       $     2,748,281
--------------------------------------------------------------------------------
  Airlines
    Airnet Systems, Inc.*                          95,000       $       510,625
    Atlas Air, Inc.*                              206,750             5,207,516
                                                                ---------------
                                                                $     5,718,141
--------------------------------------------------------------------------------
  Automotive - 0.3%
    AutoNation, Inc.*                           3,350,000       $    31,196,875
    Federal-Mogul Corp.                           370,300             8,262,319
    National Equipment Services, Inc.*            195,800             1,909,050
                                                                ---------------
                                                                $    41,368,244
--------------------------------------------------------------------------------
  Biotechnology - 0.7%
    Guidant Corp.*                              1,591,100       $    79,555,000
    Waters Corp.*                                 670,000            32,830,000
                                                                ---------------
                                                                $   112,385,000
--------------------------------------------------------------------------------
  Broadcasting - 0.2%
    Hispanic Broadcasting Corp.*                  233,320       $    19,219,735
    Radio One, Inc.*                               84,500             5,339,343
    Spanish Broadcasting Systems, Inc.*            64,025             2,032,794
                                                                ---------------
                                                                $    26,591,872
--------------------------------------------------------------------------------
  Business Machines - 0.4%
    Affiliated Computer Services, Inc., "A"*
                                                1,234,500       $    46,216,594
    Aztec Consulting, Inc.*                       907,203             3,685,512
    Texas Instruments, Inc.                        80,000             7,685,000
                                                                ---------------
                                                                $    57,587,106
--------------------------------------------------------------------------------
  Business Services - 3.8%
    A Consulting Team, Inc.*                       20,000       $        78,750
    ACSYS, Inc.*                                  136,100               255,188
    Adelphia Business Solutions*                   83,000             2,593,750
    BISYS Group, Inc.*                            451,000            26,129,812
    Breakaway Solutions, Inc.*                     21,400             1,219,800
    BridgeStreet Accomodations, Inc.*              23,600                41,300
    Building One Services Corp.*                  857,124             8,785,521
    Ceridian Corp.*                             1,562,570            33,790,576
    Command Systems, Inc.*                         42,900                75,075
    Complete Business Solutions, Inc.*            489,980             9,278,996
    Computer Sciences Corp.*                      409,800            26,739,450
    Concord EFS, Inc.*                            700,200            18,555,300
    Cornell Corrections, Inc.*                    121,200             1,386,225
    Cotelligent Group, Inc.*                      589,800             2,469,787
    DST Systems, Inc.*                            546,300            34,382,756
    Employee Solutions, Inc.*                     488,200               381,406
    F.Y.I., Inc.*                                 333,400            10,668,800
    Finisar Corp.*                                 24,280             2,798,270
    First Data Corp.                            2,632,804           113,868,773
    Fiserv, Inc.*                                 720,071            25,562,520
    Hagler Bailly, Inc.*                           72,000               396,000
    Hall Kinion & Associates, Inc.*                15,600               279,825
    ICT Group, Inc.*                              101,700             1,233,113
    Ikon Office Solutions, Inc.                 2,500,000            16,718,750
    IMRglobal Corp.*                            1,077,400            12,322,762
    Insight Enterprises, Inc.*                    506,575            17,001,923
    IntelliQuest Information Group, Inc.*          53,800               652,325
    Interim Services, Inc.*                     1,231,600            22,707,625
    Labor Ready, Inc.*                             41,250               523,359
    Learning Tree International, Inc.*             86,850             2,165,822
    Luminant Worldwide Corp.*                      54,500             1,696,313
    Mecon, Inc.*                                   28,600               307,450
    Meta Group, Inc.*                              18,750               309,375
    Metamor Worldwide, Inc.*                    1,203,600            31,744,950
    Modis Professional Services, Inc.*++        8,343,050            89,166,347
    National Data Corp.                            87,273             2,858,191
    National Processing, Inc.*                    215,900             1,862,138
    NOVA Corp.*                                   378,400            11,588,500
    Official Payments Corp.*                       29,570             1,086,698
    Personnel Group of America, Inc.*             393,700             3,075,781
    Policy Management Systems Corp.*               46,800               941,850
    Predictive Systems, Inc.*                       4,875               219,680
    PRT Group, Inc.*                              361,500               903,750
    Quintiles Transnational Corp.*                 70,000             1,544,375
    Radiant Systems, Inc.*                         51,500             1,274,625
    RCM Technologies, Inc.*                       472,300             6,080,862
    RemedyTemp, Inc., "A"*                         63,000               980,438
    Renaissance Worldwide, Inc.*                2,138,100            10,155,975
    Romac International, Inc.*                    516,200             5,791,119
    Rural/Metro Corp.*                            383,900             2,183,431
    Service Experts, Inc.*                        160,000             1,000,000
    Sitel Corp.*                                  276,400             1,641,125
    SPR, Inc.*                                    210,000               945,000
    Staffmark, Inc.*                              841,900             6,708,891
    Syntel, Inc.*                                 127,500             1,593,750
    Tanning Technology Corp.*                      36,300             2,214,300
    Technology Solutions Co.*                     129,000             3,531,375
    The Management Network Group, Inc.*            14,700               496,125
    UBICS, Inc.*                                  110,000               275,000
    United Parcel Service, Inc.                   363,490            24,013,058
    Vestcom International, Inc.*                  142,100               479,588
    Waterlink, Inc.*                              201,000               628,125
    Wireless Facilities, Inc.*                     12,830               692,820
                                                                ---------------
                                                                $   611,054,564
--------------------------------------------------------------------------------
  Cellular Telephones
    Triton PCS Holdings, Inc.*                     55,450       $     2,592,287
--------------------------------------------------------------------------------
  Chemicals
    Polymer Group, Inc.                           149,700       $     2,816,231
--------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.1%
    Compaq Computer Corp.                          47,500       $     1,160,781
    Dell Computer Corp.*                          418,300            17,986,900
                                                                ---------------
                                                                $    19,147,681
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.9%
    America Online, Inc.*                          12,400       $       901,325
    Autodesk, Inc.                              1,063,537            31,174,928
    Microsoft Corp.*                            8,211,400           747,622,310
                                                                ---------------
                                                                $   779,698,563
--------------------------------------------------------------------------------
  Computer Software - Services - 0.2%
    Broadbase Software, Inc.*                      17,550       $     1,524,656
    BSQUARE Corp.*                                 10,300               448,050
    EMC Corp.*                                    259,600            21,692,825
    Immersion Corp.*                               10,750               290,922
    Ingram Micro, Inc.*                            57,900               770,794
    Intertrust Technologies Corp.*                 20,200             2,596,962
    Kana Communications, Inc.*                     14,100             2,072,700
    Metasolv Software, Inc.*                       15,810               975,279
    Quintus Corp.*                                 22,260             1,235,430
    RSA Security, Inc.*                           105,800             3,941,050
    SonicWall, Inc.*                               11,230               383,926
    TIBCO Software, Inc.*                          40,400             3,918,800
    Tier Technologies, Inc.*                       32,400               231,863
                                                                ---------------
                                                                $    40,083,257
--------------------------------------------------------------------------------
  Computer Software - Systems - 33.1%
    Active Software, Inc.*                        102,025       $     6,504,094
    Acxiom Corp.*                                  74,900             1,331,816
    Agile Software Corp.*                           9,400             1,001,688
    Alteon Websystems, Inc.*                       16,300             1,572,950
    Ariba, Inc.*                                   26,900             4,857,131
    Aspen Technology, Inc.*                       227,600             4,295,950
    Bluestone Software, Inc.*                      17,550             1,105,650
    BMC Software, Inc.*                        11,660,757           849,048,869
    Cadence Design Systems, Inc.*++            13,451,270           238,760,042
    Cambridge Technology Partners, Inc.*        1,934,100            27,802,687
    Citrix Systems, Inc.*                          37,300             3,538,837
    Computer Associates International, Inc.    11,872,400           771,706,000
    Compuware Corp.*++                         23,589,390           797,616,249
    Crossroads Systems, Inc.*                      33,775             2,978,533
    Cysive, Inc.*                                  45,175             2,281,337
    Digex, Inc.*                                   75,025             2,513,337
    E.piphany, Inc.*                                8,800             1,491,050
    Foundry Networks, Inc.*                        19,550             4,596,694
    Gadzoox Networks, Inc.*                        17,050             1,346,950
    Interliant, Inc.*                              12,100               269,225
    JNI Corp.*                                     16,750             1,312,781
    Keane, Inc.*                                  400,000            10,800,000
    Liberate Technologies, Inc.*                   38,000             4,849,750
    NetIQ Corp.*                                   20,850               870,488
    NetSolve, Inc.*                                12,125               315,250
    Network Associates, Inc.*                     274,600             6,933,650
    Open TV Corp.*                                 24,180             1,867,905
    Oracle Corp.*                              32,523,775         2,205,518,492
    Packeteer, Inc.*                               16,050               832,594
    Paradyne Networks, Inc.*                       32,500               954,688
    Peoplesoft, Inc.*                             224,400             4,221,525
    Quest Software, Inc.*                          25,950             1,946,250
    Rational Software Corp.*                      200,600            10,255,675
    Redback Networks, Inc.*                        14,000             1,959,125
    Siebel Systems, Inc.*                         861,262            60,395,998
    Silverstream Software, Inc.*                   46,225             3,830,897
    SunGard Data Systems, Inc.*                   701,900            15,617,275
    Sycamore Networks, Inc.*                       26,625             5,910,750
    Synopsys, Inc.*                             2,929,394           212,014,891
    System Software Associates, Inc.*             591,812             1,294,589
    Transaction System Architects, Inc., "A"*     222,800             7,784,075
    VERITAS Software Corp.*                        95,979             8,788,077
    Vitria Technology, Inc.*                       20,750             2,071,109
    Vixel Corp.*                                    8,850               300,900
                                                                ---------------
                                                                $ 5,295,265,823
--------------------------------------------------------------------------------
  Conglomerates - 5.1%
    Tyco International Ltd.                    20,260,296       $   811,678,108
--------------------------------------------------------------------------------
  Consumer Goods and Services - 0.2%
    Blyth Industries, Inc.*                       270,000       $     6,480,000
    Carson, Inc., "A"*                             70,800               247,800
    Cole National Corp., "A"*                      47,100               253,163
    Dollar Thrifty Automotive Group, Inc.*         21,300               420,675
    Galileo International, Inc.                   672,000            21,504,000
    Tickets.com, Inc.*                             38,850               813,422
    United Rentals, Inc.*                         132,562             2,286,694
                                                                ---------------
                                                                $    32,005,754
--------------------------------------------------------------------------------
  Containers
    Silgan Holdings, Inc.*                         74,200       $     1,126,912
--------------------------------------------------------------------------------
  Electrical Equipment
    Barnett, Inc.*                                100,000       $       878,125
    JPM Co.*                                      150,000             1,350,000
    Micrel, Inc.*                                  79,200             3,900,600
                                                                ---------------
                                                                $     6,128,725
--------------------------------------------------------------------------------
  Electronics - 5.7%
    Aether Systems, Inc.*                          33,950       $     2,580,200
    Agilent Technologies, Inc.*                   205,470             8,668,266
    Altera Corp.*                               5,817,400           313,412,425
    Amkor Technology, Inc.*                       125,299             3,383,073
    Analog Devices, Inc.*                       1,744,800           100,216,950
    Atmel Corp.*                                  751,000            33,654,187
    Burr-Brown Corp.*                             901,675            39,955,473
    Cable Design Technologies Corp.*              568,800            13,615,650
    Intel Corp.                                 1,091,900            83,735,081
    Lattice Semiconductor Corp.*                  391,600            17,524,100
    Linear Technology Corp.                       520,800            37,009,350
    LSI Logic Corp.*                              236,200            14,275,338
    Maxim Integrated Products, Inc.*              261,800            21,025,812
    Micro Linear Corp.*                           193,000             1,387,188
    Novellus Systems, Inc.*                       152,470            12,521,599
    Peak International Ltd.*                      150,000             1,443,750
    Rudolph Technologies, Inc.*                     7,150               203,775
    Sage, Inc.*                                     7,860               196,500
    Silicon Image, Inc.*                           12,350               531,050
    Teradyne, Inc.*                                91,400             3,981,613
    Virata Corp.*                                  11,520               370,080
    Xilinx, Inc.*                               2,180,364           195,142,578
                                                                ---------------
                                                                $   904,834,038
--------------------------------------------------------------------------------
  Entertainment - 5.6%
    Acme Communications, Inc.*                     20,450       $       691,466
    AMFM, Inc.*                                   293,300            20,732,644
    CBS Corp.*                                  1,128,521            58,683,092
    Citadel Communications Corp.*                 108,900             5,451,806
    Clear Channel Communications, Inc.*         3,785,700           304,275,637
    Cox Radio, Inc., "A"*                         380,500            28,918,000
    Emmis Broadcasting Corp., "A"*                 71,000             5,751,000
    Entercom Communications Corp.*                246,400            14,091,000
    Gametech International, Inc.*                 515,000             2,446,250
    Gemstar International Group Ltd.*              12,000             1,353,000
    Harrah's Entertainment, Inc.*               1,590,400            43,934,800
    Hearst-Argyle Television, Inc.*               440,000             9,570,000
    Infinity Broadcasting Corp.*                  506,300            18,448,306
    MediaOne Group, Inc.*                         443,500            35,147,375
    Premier Parks, Inc.*                        1,434,500            35,862,500
    Radio Unica Communications Co.*                31,500               870,188
    Silverleaf Resorts, Inc.*                      54,000               394,875
    Sinclair Broadcast Group, Inc., "A"*           77,800               894,700
    Time Warner, Inc.                           2,838,100           175,075,294
    Univision Communications, Inc., "A"*        1,504,200           131,617,500
    West Coast Entertainment Corp.*               595,000               148,750
    Young Broadcasting, Inc., "A"*                 10,000               401,875
                                                                ---------------
                                                                $   894,760,058
--------------------------------------------------------------------------------
  Financial Institutions - 0.9%
    Associates First Capital Corp., "A"         1,962,140       $    65,241,155
    CIT Group, Inc., "A"                          274,100             5,687,575
    Federated Investors, Inc., "A"                166,500             2,965,781
    Franklin Resources, Inc.                    1,449,000            45,552,938
    Goldman Sachs Group, Inc.                     115,200             8,654,400
    Heller Financial, Inc., "A"                   195,531             4,326,123
    Morgan Stanley Dean Witter & Co.               26,400             3,184,500
    Schwab (Charles) Corp.                        110,000             4,173,125
    WMF Group Ltd.*                                60,000               288,750
                                                                ---------------
                                                                $   140,074,347
--------------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    Suiza Foods Corp.*                            438,100       $    15,744,219
--------------------------------------------------------------------------------
  Insurance - 0.1%
    Conseco, Inc.                                 262,844       $     5,322,591
    Hartford Life, Inc.,"A"                        90,500             4,049,875
    Nationwide Financial Services, Inc., "A"      108,400             3,895,625
                                                                ---------------
                                                                $    13,268,091
--------------------------------------------------------------------------------
  Internet - 1.0%
    Akamai Technologies, Inc.*                      8,000       $     1,896,000
    Art Technology Group, Inc.*                     6,050               384,175
    Be Free, Inc.*                                 13,350               587,400
    CacheFlow, Inc.*                               22,870             3,464,805
    Calico Commerce, Inc.*                          5,825               367,339
    Chemdex Corp.*                                 42,075             2,729,616
    Circle.com Co.*                                73,050               949,650
    Cobalt Networks, Inc.*                         11,940             2,015,621
    Data Return Corp.*                             32,600               882,238
    Deltathree.com, Inc.*                          14,250               417,703
    Digital Impact, Inc.*                          19,000             1,023,625
    Digital Insight Corp.*                         26,525             1,024,528
    E - Stamp Corp.*                                7,825               283,656
    Engage Technologies, Inc.*                     15,000               738,750
    Expedia, Inc.*                                 20,620             1,098,015
    Getthere.com, Inc.                             11,240               285,918
    iManage, Inc.*                                  3,340               126,503
    Internap Network Services Corp.*               52,450             4,943,412
    Interspeed, Inc.*                              28,550               556,725
    Interwoven, Inc.*                              15,450             1,911,937
    ITXC Corp.*                                    98,350             4,216,756
    Keynote Systems, Inc.*                         18,375             1,049,672
    Lifeminders.com, Inc.*                         12,730               272,104
    Mediaplex, Inc.*                               15,580               529,720
    NaviSite, Inc.*                                 6,675               353,775
    PC - Tel, Inc.*                                37,525             1,383,734
    Proxicom, Inc.*                               249,200            17,194,800
    Radware Ltd.*                                  19,525               890,828
    Retek, Inc.*                                   15,720             1,066,013
    SciQuest.com, Inc.*                            15,680               517,440
    Talk.com, Inc.*++                           6,456,100           108,946,687
    USinternetworking, Inc.*                       29,100             1,595,044
    Webvan Group, Inc.*                            27,040               667,550
                                                                ---------------
                                                                $   164,371,739
--------------------------------------------------------------------------------
  Machinery
    ITEQ, Inc.*                                   300,000       $       243,750
--------------------------------------------------------------------------------
  Medical and Health Products - 0.3%
    Boston Scientific Corp.*                    1,443,100       $    30,485,487
    Coast Dental Services, Inc.*                   64,600               201,875
    Matria Healthcare, Inc.*                      458,500             1,791,016
    Orthofix International N.V.*                  473,827             6,752,035
    PSS World Medical, Inc.*                      519,500             5,211,234
    Renex Corp.*                                  262,200             1,655,138
                                                                ---------------
                                                                $    46,096,785
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.1%
    Balanced Care Corp.*                           13,900       $        18,244
    Capital Senior Living Corp.*                  354,900             1,774,500
    Cardinal Health, Inc.                         408,235            21,355,793
    Carematrix Corp.*                             357,000               736,313
    Foundation Health Systems, Inc.*            1,000,409             8,440,951
    Genentech, Inc.*                              184,400            15,835,350
    Health Management Associates, Inc., "A"*      411,525             5,066,902
    HEALTHSOUTH Corp.*                          3,714,398            21,125,639
    Henry Schein, Inc.*                            14,350               183,859
    McKesson HBOC, Inc.                           955,499            22,334,789
    Medtronic, Inc.                               390,560            15,183,020
    Mid Atlantic Medical Services, Inc.*++      2,526,988            20,215,904
    NCS Healthcare, Inc., "A"*                     36,200                96,156
    Orthodontic Centers of America, Inc.*++     2,545,500            31,023,281
    Oxford Health Plans, Inc.*                    450,000             6,595,313
    PacifiCare Health Systems, Inc., "A"*         993,646            46,515,053
    ProVantage Health Services, Inc.*              30,000               311,250
    Renal Care Group, Inc.*                        55,000             1,127,500
    Total Renal Care Holdings, Inc.*            2,165,528            15,429,387
    Trigon Healthcare, Inc.*                       60,000             1,766,250
    United Healthcare Corp.                     7,182,954           373,064,673
    United Payors & United Providers, Inc.*       100,600             1,609,600
    Wellpoint Health Networks, Inc.*              755,900            43,511,494
                                                                ---------------
                                                                $   653,321,221
--------------------------------------------------------------------------------
  Pollution Control - 0.6%
    Allied Waste Industries, Inc.*                290,300       $     2,358,688
    Republic Services, Inc.*                    6,023,100            74,912,306
    Waste Management, Inc.                      1,035,462            16,826,257
                                                                ---------------
                                                                $    94,097,251
--------------------------------------------------------------------------------
  Printing and Publishing - 0.2%
    Applied Graphics Technologies, Inc.*          148,000       $     1,387,500
    Mail-Well, Inc.*                            1,640,000            19,577,500
    Workflow Management, Inc.*                    273,001             6,449,649
                                                                ---------------
                                                                $    27,414,649
--------------------------------------------------------------------------------
  Railroads - 0.4%
    Kansas City Southern Industries, Inc.       1,182,000       $    70,402,875
--------------------------------------------------------------------------------
  Real Estate Investment Trusts
    MeriStar Hospitality Corp.                    242,500       $     3,758,750
--------------------------------------------------------------------------------
  Restaurants and Lodging - 6.3%
    Amerihost Properties, Inc.*++                 527,000       $     1,712,750
    Applebee's International, Inc.++            3,139,500            94,577,438
    Avado Brands, Inc.##                          370,000             1,780,625
    Buffets, Inc.*++                            2,989,750            32,139,813
    Candlewood Hotel Co., Inc.*                   186,000               418,500
    CEC Entertainment, Inc.*++                  1,573,100            47,193,000
    Cendant Corp.*++                           36,763,885           608,901,845
    CKE Restaurants, Inc.                          81,900               527,231
    Extended Stay America, Inc.*##(+)           1,000,000             7,687,500
    Extended Stay America, Inc.*                  401,904             3,089,637
    Four Seasons Hotels, Inc.                     152,400             7,505,700
    Friendly Ice Cream Corp.*                     315,000             1,555,313
    Hammons (John Q) Hotels, Inc., "A"*           168,000               609,000
    IHOP Corp.*                                   679,000            10,524,500
    Meristar Hotels and Resorts, Inc.*            884,000             2,983,500
    MGM Grand, Inc.*                               35,000             1,728,125
    Mortons Restaurant Group, Inc.*++             426,000             6,363,375
    Papa John's International, Inc.*              113,500             4,075,359
    Promus Hotel Corp.*++                       4,459,013           142,967,104
    Schlotzskys, Inc.*                            270,700             1,877,981
    Sonic Corp.*                                  700,000            18,900,000
    Star Buffet, Inc.*                             35,000               140,000
    Sunterra Corp.*                               140,000             1,505,000
    U.S. Franchise Systems, Inc., "A"*            489,900             2,418,881
                                                                ---------------
                                                                $ 1,001,182,177
--------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Backweb Technologies Ltd.*                     20,675       $       671,938
    Ballantyne of Omaha, Inc.*                     38,025               204,384
    Central Parking Corp.                         218,900             5,664,037
    Flanders Corp.*                               115,000               380,938
    Gartner Group, Inc.*                           47,900               550,850
    Navigant International, Inc.*                 126,500             1,170,125
    Stewart Enterprises, Inc., "A"                900,000             4,584,375
    Stratesec, Inc.*                               27,000                43,875
    Wackenhut Corp.                               184,000             1,863,000
    Wilmar Industries, Inc.*                       66,600               899,100
                                                                ---------------
                                                                $    16,032,622
--------------------------------------------------------------------------------
  Steel
    Citation Corp.*                               440,000       $     7,452,500
--------------------------------------------------------------------------------
  Stores - 2.8%
    American Pad & Paper Co.*                     840,000       $       294,000
    Consolidated Stores Corp.*                  1,193,125            18,791,719
    CVS Corp.                                     300,100            11,910,219
    Friedmans, Inc., "A"*                         130,000               983,125
    Gymboree Corp.*                               131,200               803,600
    Home Depot, Inc.                            1,194,300            94,424,344
    Micro Warehouse, Inc.*++                    2,857,100            33,570,925
    Mothers Work, Inc.*++                         192,000             1,968,000
    Movie Gallery, Inc.*                          338,000             1,373,125
    MSC Industrial Direct, Inc., "A"*             301,600             2,733,250
    Office Depot, Inc.*                        13,052,150           145,205,168
    OfficeMax, Inc.*                              893,000             5,469,625
    Rental-A-Center, Inc.*                        226,000             4,138,625
    Republic Industries, Inc.*+(+)              6,505,000            60,577,812
    Rite Aid Corp.                              7,314,800            55,318,175
    U.S. Office Products Co.*                   1,115,603             4,044,061
    Wal-Mart Stores, Inc.                          39,800             2,293,475
                                                                ---------------
                                                                $   443,899,248
--------------------------------------------------------------------------------
  Supermarkets - 0.3%
    Kroger Co.*                                 1,896,800       $    40,425,550
    Safeway, Inc.*                                 50,000             1,843,750
                                                                ---------------
                                                                $    42,269,300
--------------------------------------------------------------------------------
  Telecommunications - 19.8%
    Adelphia Communications Corp., "A"*            42,800       $     2,407,500
    AirGate PCS, Inc.*                             37,925             1,493,297
    Amdocs Ltd.*                                  117,000             4,116,937
    American Tower Corp., "A"*                     50,179             1,310,926
    APAC Teleservices, Inc.*                      413,000             2,400,563
    AT&T Corp.*                                   200,000             8,362,500
    BroadWing, Inc.*                              115,368             3,360,093
    Charter Communications, Inc.*                 682,120            15,816,657
    Cisco Systems, Inc.*                       22,010,574         1,963,068,069
    Efficient Networks, Inc.*                       7,400               444,000
    General Instrument Corp.*                      74,400             4,873,200
    Glenayre Technologies, Inc.*                1,370,000             6,421,875
    Global TeleSystems Group, Inc.*               599,570            19,148,767
    Hypercom Corp.*                               275,200             2,597,200
    iBasis, Inc.*                                   7,210               244,239
    Illuminet Holdings, Inc.*                      26,850             1,409,625
    Insight Communications, Inc.*                 165,200             4,088,700
    Intermedia Communications, Inc.*              136,900             3,816,088
    International Telecommunication
      Data Systems, Inc.*                          16,600               215,800
    JDS Uniphase Corp.*                           110,575            25,294,031
    Lucent Technologies, Inc.                   1,182,150            86,370,834
    MCI WorldCom, Inc.*                         9,140,723           755,823,533
    MCK Communications, Inc.*                       4,500               151,031
    Metromedia Fiber Network, Inc., "A"*          711,400            27,566,750
    Motorola, Inc.                                 27,600             3,153,300
    Network Solutions, Inc.*                      206,300            30,738,700
    Next Level Communications, Inc.*               15,380               992,971
    NEXTEL Communications, Inc.*                  197,975            19,624,272
    Nortel Networks Corp.                         268,200            19,846,800
    NTL, Inc.*                                     50,000             4,559,375
    Partner Communications Co. Ltd.*               55,300             1,036,875
    Qwest Communications International, Inc.*     680,776            23,274,029
    RMH Teleservices, Inc.*                       231,000             1,638,656
    SCC Communications Corp.*                     263,400             1,695,638
    Scientific-Atlanta, Inc.                       20,000             1,166,250
    Sprint Corp.                                   72,600             5,036,625
    Sprint Corp. (PCS Group)*                     635,000            58,261,250
    Sterling Commerce, Inc.*                       59,826             1,540,520
    TeleCorp PCS, Inc.*                            32,540             1,173,474
    Tellabs, Inc.*                                436,000            28,285,500
    Time Warner Telecom, Inc.*                     41,700             1,211,906
    Transaction Network Services, Inc.*           245,700            11,240,775
    VDI Media*                                    102,200             1,354,150
    Williams Communications Group, Inc.*          345,525            10,300,964
    Wink Communications, Inc.*                     10,575               460,013
                                                                ---------------
                                                                $ 3,167,394,258
--------------------------------------------------------------------------------
  Transportation
    Budget Group, Inc., "A"*                      302,700       $     2,364,844
    Carey International, Inc.*                     34,400               735,300
    Dispatch Management Services Corp.*           215,600               485,100
    Dynamex, Inc.*                                 89,600               196,000
                                                                ---------------
                                                                $     3,781,244
--------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    Calpine Corp.*                                199,175       $    11,751,325
--------------------------------------------------------------------------------
  Venture Capital
    Copley Partners 1*+(+)                      3,000,000       $       258,600
    Copley Partners 2*+(+)                      3,000,000               966,360
    Highland Capital Partners*+(+)              7,500,000               624,825
                                                                ---------------
                                                                $     1,849,785
--------------------------------------------------------------------------------
Total U.S. Stocks                                               $15,679,857,223
--------------------------------------------------------------------------------
Foreign Stocks - 2.4%
  Bermuda - 0.1%
    Ace Ltd. (Insurance)                          695,200       $    11,818,400
--------------------------------------------------------------------------------
  Canada
    Laidlaw, Inc. (Pollution Control)             190,000       $     1,163,750
--------------------------------------------------------------------------------
  Finland
    Nokia Corp., ADR (Telecommunications)           5,300       $       732,394
--------------------------------------------------------------------------------
  France - 0.1%
    STMicroelectronics Co. (Electronics)*          86,275       $    11,733,318
    Thomson Multimedia (Business Services)          9,350               405,025
                                                                ---------------
                                                                $    12,138,343
--------------------------------------------------------------------------------
  Germany - 1.4%
    Mannesmann AG (Conglomerate)                   37,200       $     7,734,901
    SAP AG (Computer Software - Systems)          174,300            57,242,302
    SAP AG, ADR (Computer Software - Systems)   1,238,800            41,809,500
    SAP AG, Preferred (Computer
      Software - Systems)                         305,625           123,616,524
                                                                ---------------
                                                                $   230,403,227
--------------------------------------------------------------------------------
  Ireland - 0.1%
    Elan Corp. PLC, ADR (Health Products)*        257,200       $     7,040,850
    Trintech Group PLC, ADR (Computer
      Software - Products)*                       203,850             7,542,450
                                                                ---------------
                                                                $    14,583,300
--------------------------------------------------------------------------------
  Italy - 0.1%
    Gucci Group N.V. (Apparel and Textiles)       267,000       $    22,227,750
--------------------------------------------------------------------------------
  Japan
    Nippon Telephone & Telegraph Co.
      (Utilities - Telephone)                         130       $     2,338,083
--------------------------------------------------------------------------------
  Netherlands
    KPNQwest N.V. (Internet)*                      25,930       $       970,428
--------------------------------------------------------------------------------
  Sweden - 0.1%
    Ericsson LM, ADR (Telecommunications)         106,800       $     5,146,425
    Skandia Forsakrings AB (Insurance)            100,000             2,393,273
                                                                ---------------
                                                                $     7,539,698
--------------------------------------------------------------------------------
  United Kingdom - 0.5%
    CBT Group PLC, ADR (Computer Software
      - Personal Computers)*                    1,024,400       $    25,097,800
    Danka Business Systems, ADR++
      (Business Services)                       4,117,000            47,345,500
    NDS Group PLC (Internet)*                       9,180               278,843
    Thus PLC (Internet)*                          105,110               656,943
                                                                ---------------
                                                                $    73,379,086
--------------------------------------------------------------------------------
Total Foreign Stocks                                            $   377,015,616
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $7,766,005,262)                  $16,056,872,839
--------------------------------------------------------------------------------

Convertible Preferred Stock
--------------------------------------------------------------------------------
  Restaurants and Lodging
    Avado Financing, "A", 7s*##
      (Identified Cost, $5,000,000)               100,000       $     2,650,000
--------------------------------------------------------------------------------

Rights
--------------------------------------------------------------------------------
  Telecommunications
    Talk.com, Inc.                                323,555       $             0
--------------------------------------------------------------------------------

Convertible Bond
--------------------------------------------------------------------------------
                                         PRINCIPAL AMOUNT
                                            (000 OMITTED)
--------------------------------------------------------------------------------
  Restaurants and Lodging
    ShoLodge, Inc.++, 7.5s, 2004
      (Identified Cost $2,000,000)               $  2,000       $     1,250,000
--------------------------------------------------------------------------------

Short-Term Obligations - 0.9%
--------------------------------------------------------------------------------
    Federal National Mortgage Assn.,
      due 12/01/99                               $ 67,000       $    67,000,000
    General Electric Capital Corp.,
      due 12/01/99                                 75,000            75,000,000
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                 $   142,000,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost,
   $7,915,005,262)                                              $16,202,772,839

Other Assets, Less Liabilities - (1.4)%                            (219,912,732)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                             $15,982,860,107
--------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
  + Restricted security.
 ++ Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting shares of the issuer.
(+) Security valued by or at the direction of the Trustees.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
NOVEMBER 30, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost,
      $6,359,890,367)                                        $13,904,699,952
    Affiliated issuers (identified cost, $1,555,114,895)       2,298,072,887
                                                             ---------------
      Total investments, at value (identified cost,
        $7,915,005,262)                                      $16,202,772,839
  Cash                                                                62,820
  Receivable for Fund shares sold                                 33,569,963
  Receivable for investments sold                                 53,595,293
  Interest and dividends receivable                                  850,548
  Other assets                                                       154,324
                                                             ---------------
      Total assets                                           $16,291,005,787
                                                             ---------------
Liabilities:
  Payable for investments purchased                          $    81,066,518
  Payable for Fund shares reacquired                             223,656,083
  Payable to affiliates -
    Management fee                                                   938,517
    Shareholder servicing agent fee                                  139,076
    Distribution and service fee                                     940,288
  Accrued expenses and other liabilities                           1,405,198
                                                             ---------------
      Total liabilities                                      $   308,145,680
                                                             ---------------
Net assets                                                   $15,982,860,107
                                                             ===============

Net assets consist of:
  Paid-in capital                                            $ 7,614,681,252
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies            8,287,767,590
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                 80,525,191
  Accumulated net investment loss                                   (113,926)
                                                             ---------------
      Total                                                  $15,982,860,107
                                                             ===============
Shares of beneficial interest outstanding                      295,524,651
                                                               ===========
Class A shares:
  Net asset value per share
    (net assets of $6,570,499,007 / 119,226,894 shares of
     beneficial interest outstanding)                           $55.11
                                                                ======
  Offering price per share (100 / 94.25 of net asset
   value per share)                                             $58.47
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $8,389,743,919 / 157,126,234 shares of
     beneficial interest outstanding)                           $53.39
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $909,676,162 / 17,127,778 shares of
     beneficial interest outstanding)                           $53.11
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $102,188,488
    / 1,842,938 shares of beneficial interest
    outstanding)                                                $55.45
                                                                ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $10,752,531 / 200,807 shares of
     beneficial interest outstanding)                           $53.55
                                                                ======
  Offering price per share (100/ 97 of net asset value
    per share)                                                  $55.21
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1999
------------------------------------------------------------------------------
Net investment income (loss):

  Income -
    Dividends (including $282,555 received from
      affiliated issuers)                                      $   14,265,531
    Interest                                                       10,198,433
    Income on securities loaned                                     2,630,923
    Foreign taxes withheld                                           (168,491)
                                                               --------------
      Total investment income                                  $   26,926,396
                                                               --------------
  Expenses -
    Management fee                                             $   93,311,329
    Trustees' compensation                                             60,474
    Shareholder servicing agent fee                                14,153,675
    Distribution and service fee (Class A)                         14,164,340
    Distribution and service fee (Class B)                         71,547,861
    Distribution and service fee (Class C)                          7,340,426
    Distribution and service fee (Class J)                             21,598
    Administrative fee                                                322,750
    Custodian fee                                                   2,393,668
    Printing                                                          427,006
    Postage                                                         1,218,552
    Auditing fees                                                      40,449
    Legal fees                                                         79,521
    Miscellaneous                                                   7,772,756
                                                               --------------
      Total expenses                                           $  212,854,405
    Fees paid indirectly                                           (1,026,859)
                                                               --------------
      Net expenses                                             $  211,827,546
                                                               --------------
        Net investment loss                                    $ (184,901,150)
                                                               --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions (including $78,255,810
      net gain from transactions with affiliated issuers)      $  247,019,881
    Foreign currency transactions                                    (144,231)
                                                               --------------
      Net realized gain on investments and foreign currency
        transactions                                           $  246,875,650
                                                               --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                $4,203,677,934
    Translation of assets and liabilities in foreign
      currencies                                                       (1,237)
                                                               --------------
        Net unrealized gain on investments and foreign
          currency translation                                 $4,203,676,697
                                                               --------------
          Net realized and unrealized gain on investments
            and foreign currency                               $4,450,552,347
                                                               --------------
            Increase in net assets from operations             $4,265,651,197
                                                               ==============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                               1999                          1998
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $  (184,901,150)              $  (138,210,859)
  Net realized gain on investments and foreign
    currency transactions                                      246,875,650                   214,629,856
  Net unrealized gain on investments and foreign
    currency translation                                     4,203,676,697                   860,183,198
                                                           ---------------               ---------------
    Increase in net assets from operations                 $ 4,265,651,197               $   936,602,195
                                                           ---------------               ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency tranactions (Class A)                         $   (47,160,924)              $   (35,451,730)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (63,514,966)                  (37,089,138)
  From net realized gain on investments and foreign
    currency transations (Class C)                              (5,989,031)                   (2,529,758)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (509,880)                     (526,650)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                 (1,520)                     --
                                                           ---------------               ---------------
    Total distributions declared to shareholders           $  (117,176,321)              $   (75,597,276)
                                                           ---------------               ---------------
Net increase in net assets from Fund share
  transactions                                             $   314,846,659               $ 1,248,664,828
                                                           ---------------               ---------------
      Total increase in net assets                         $ 4,463,321,535               $ 2,109,669,747
Net assets:
  At beginning of period                                    11,519,538,572                 9,409,868,825
                                                           ---------------               ---------------
At end of period (including accumulated net
  investment loss of $113,926 and $99,759,
  respectively)                                            $15,982,860,107               $11,519,538,572
                                                           ===============               ===============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    1999             1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  40.65         $  37.54       $  32.01       $  26.79       $  18.73
                                                       --------         --------       --------       --------       --------
Income from investment operations# -
  Net investment loss                                  $  (0.43)        $  (0.34)      $  (0.34)      $  (0.29)      $  (0.23)
  Net realized and unrealized gain on investments
    and foreign currency                                  15.30             3.79           6.24           5.51           8.68
                                                       --------         --------       --------       --------       --------
      Total from investment operations                 $  14.87         $   3.45       $   5.90        $  5.22       $   8.45
                                                       --------         --------       --------       --------       --------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                              $  (0.41)        $  (0.34)      $  (0.37)        --           $  (0.38)
  In excess of net realized gain on investments and
    foreign currency transactions                        --               --             --             --              (0.00)*
  From paid-in capital                                   --               --             --             --              (0.01)
                                                       --------         --------       --------       --------       --------
      Total distributions declared to shareholders     $  (0.41)        $  (0.34)      $  (0.37)      $ --           $  (0.39)
                                                       --------         --------       --------       --------       --------
Net asset value - end of period                        $  55.11         $  40.65       $  37.54       $  32.01       $  26.79
                                                       ========         ========       ========       ========       ========
Total return(+)                                           36.91%            9.36%         18.66%         19.52%         45.98%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.13%            1.16%          1.21%          1.20%          1.28%
  Net investment loss                                     (0.92)%          (0.87)%        (0.99)%        (1.01)%        (1.04)%
Portfolio turnover                                           16%              15%            21%            22%            20%
Net assets at end of period (000,000 Omitted)          $  6,570         $  4,713       $  3,875       $  2,524       $  1,312

  * The per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------

YEAR ENDED NOVEMBER 30,                                    1999         1998           1997          1996         1995
----------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $   39.69     $   36.85     $   31.48     $   26.56     $   18.57
                                                      ---------     ---------     ---------     ---------     ---------

Income from investment operations# -
  Net investment loss                                 $   (0.76)    $   (0.62)    $   (0.59)    $   (0.52)    $   (0.41)
  Net realized and unrealized gain on investments
    and foreign currency                                  14.87          3.72          6.14          5.44          8.65
                                                      ---------     ---------     ---------     ---------     ---------
      Total from investment operations                $   14.11     $    3.10     $    5.55     $    4.92     $    8.24
                                                      ---------     ---------     ---------     ---------     ---------

Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                             $  (0.41)     $  (0.26)     $  (0.18)     $    --       $   (0.24)
  In excess of net realized gain on investments and
    foreign currency transactions                          --            --            --            --           (0.00)*
  From paid-in capital                                     --            --            --            --           (0.01)
                                                      ---------     ---------     ---------     ---------     ---------
      Total distributions declared to shareholders    $   (0.41)    $   (0.26)    $   (0.18)    $    --       $   (0.25)
                                                      ---------     ---------     ---------     ---------     ---------
Net asset value - end of period                       $   53.39     $   39.69     $   36.85     $   31.48     $   26.56
                                                      =========     =========     =========     =========     =========
Total return                                              35.91%         8.55%        17.78%        18.52%        44.89%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.88%         1.91%         1.97%         2.00%         2.08%
  Net investment loss                                     (1.67)%       (1.62)%       (1.75)%       (1.80)%       (1.83)%
Portfolio turnover                                           16%           15%           21%           22%           20%
Net assets at end of period (000,000 Omitted)         $   8,390     $   6,190     $   5,144     $   3,659     $   2,001

  * The per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED NOVEMBER 30,         PERIOD ENDED
                                                                   -------------------------------------    NOVEMBER 30,
                                                                      1999           1998           1997           1996*
------------------------------------------------------------------------------------------------------------------------
                                                                   CLASS C
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $ 39.49        $ 36.66        $ 31.48        $ 28.37
                                                                   -------        -------        -------        -------
Income from investment operations# -
  Net investment loss                                              $ (0.76)       $ (0.61)       $ (0.59)       $ (0.38)
  Net realized and unrealized gain on investments
     and foreign currency                                            14.79           3.70           6.12           3.49
                                                                   -------        -------        -------        -------
      Total from investment operations                             $ 14.03        $  3.09        $  5.53        $  3.11
                                                                   -------        -------        -------        -------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                     $ (0.41)       $ (0.26)       $ (0.35)       $  --
                                                                   -------        -------        -------        -------
Net asset value - end of period                                    $ 53.11        $ 39.49        $ 36.66        $ 31.48
                                                                   =======        =======        =======        =======
Total return                                                         35.89%          8.54%         17.81%         10.96%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          1.88%          1.91%          1.97%          1.35%+
  Net investment loss                                                (1.67)%        (1.62)%        (1.75)%        (1.25)%+
Portfolio turnover                                                      16%            15%            21%            22%
Net assets at end of period (000,000 Omitted)                      $   910        $   564        $   344        $   119

 * For the period from the inception of Class C, April 1, 1996, through November 30, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED NOVEMBER 30,                  PERIOD ENDED
                           ----------------------------------------------------------------                  NOVEMBER 30,
                                                               1999                    1998                         1997*
-------------------------------------------------------------------------------------------------------------------------
                                                           CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $  40.76                $  37.62                       $ 29.98
                                                           --------                --------                       -------
Income from investment operations# -
  Net investment loss                                      $  (0.32)               $  (0.24)                      $ (0.23)
  Net realized and unrealized gain on investments and
    foreign currency                                          15.42                    3.80                          7.87
                                                           --------                --------                       -------
      Total from investment operations                     $  15.10                $   3.56                       $  7.64
                                                           --------                --------                       -------
Less distributions declared to shareholders from net
  realized gains on investments and foreign currency
  transactions                                             $  (0.41)               $  (0.42)                      $   --
                                                           --------                --------                       -------
Net asset value - end of period                            $  55.45                $  40.76                       $ 37.62
                                                           ========                ========                       =======
Total return                                                  37.38%                   9.67%                        25.48%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   0.88%                   0.91%                         0.97%+
  Net investment loss                                         (0.68)%                 (0.62)%                       (0.74)%+
Portfolio turnover                                               16%                     15%                           21%
Net assets at end of period (000 Omitted)

                                                           $102,188                $ 51,537                       $47,240

 * For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED            PERIOD ENDED
                                                                      NOVEMBER 30,            NOVEMBER 30,
                                                                              1999                   1998*
----------------------------------------------------------------------------------------------------------
                                                                           CLASS J
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $  39.71                $  35.31
                                                                          --------                --------
Income from investment operations# -
  Net investment loss                                                     $  (0.63)               $  (0.09)
  Net realized and unrealized gain on investments and foreign currency       14.88                    4.49
                                                                          --------                --------
      Total from investment operations                                    $  14.25                $   4.40
                                                                          --------                --------
Less distributions declared to shareholders from net realized gain on
  investments and foreign currency                                        $  (0.41)               $   --
                                                                          --------                --------
Net asset value - end of period                                           $  53.55                $  39.71
                                                                          ========                ========
Total return                                                                 36.22%                  12.46%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                  1.63%                   1.66%+
  Net investment loss                                                        (1.44)%                 (1.50)%+
Portfolio turnover                                                              16%                     15%
Net assets at end of period (000 Omitted)                                 $ 10,753                $     88

 * For the period from the inception of Class J, September 24, 1998, through November 30, 1998.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less) are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Fund with indemnification against Borrower default.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the Fund until distributed in accordance with the Plan.

At November 30, 1999, the value of securities loaned was $291,187,034. These loans were collateralized by U.S. Treasury securities of $326,355,861. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. During the period, the Fund's custodian fees were reduced by $941,556 under this arrangement. The Fund has entered into a directed brokerage agreement, under which the broker will credit the Fund a portion of the commissions generated, to offset certain expenses of the Fund. For the period, the Fund's custodian fees were reduced by $85,303 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its [taxable] income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1999, $161,060,875 and $23,826,108 were reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions and paid-in capital, respectively, to accumulated net investment loss to due to differences between book and tax accounting.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

              First $2.5 billion                          0.750%
              Next $4.5 billion                           0.700%
              Next $8 billion                             0.650%
              In excess of $15 billion                    0.625%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD, and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $18,961 for the year ended November 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,784,658 for the year ended November 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $623,269 for the year ended November 30, 1999. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended November 30, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $275,873 and $13,696 for Class B and Class C shares, respectively, for the year ended November 30, 1999. Fees incurred under the distribution plan during the year ended November 30, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of up to 0.50% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Merrill Lynch Japan Securities Co. ("MLJ") and its network of financial intermediaries. MLJ also serves as the Fund's Agent Securities Company in Japan, and in that capacity represents the Fund before Japanese regulatory authorities. MFD will pay to MLJ all of the service fee and all of the distribution fee attributable to Class J shares. A portion of the distribution fee equal to 0.10% per annum of the Fund's average daily net assets attributable to Class J shares is paid to MLJ to cover its services as the Fund's Agent Securities Company. Fees incurred under the distribution plan during the year ended November 30, 1999, were 0.75% of average net assets attributable to Class J shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1999, were $595,932, $12,012,181, and $267,777 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES          SALES
-------------------------------------------------------------------------------
U.S. government securities                      $    2,450,907   $    2,390,092
                                                --------------   --------------
Investments (non-U.S. government securities)    $2,169,987,567   $2,188,732,982
                                                --------------   --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows

Aggregate cost                                                   $7,929,242,415
                                                                 --------------
Gross unrealized appreciation                                    $9,340,125,685
Gross unrealized depreciation                                    (1,066,595,261)
                                                                 --------------
    Net unrealized appreciation                                  $8,273,530,424
                                                                 ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                                     YEAR ENDED NOVEMBER 30, 1999            YEAR ENDED NOVEMBER 30, 1998
                                             ------------------------------------    ------------------------------------
                                                       SHARES              AMOUNT              SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                       455,312,210    $ 21,378,736,699         323,635,709    $ 12,557,270,573
Shares issued to shareholders in
  reinvestment of distributions                     1,050,363          44,113,129             959,730          33,147,195
Shares reacquired                                (453,076,386)    (21,320,862,046)       (311,882,646)    (12,167,722,188)
                                             ----------------    ----------------    ----------------    ----------------
    Net increase                                    3,286,187    $    101,987,782          12,712,793    $    422,695,580
                                             ================    ================    ================    ================
Class B Shares
                                                     YEAR ENDED NOVEMBER 30, 1999            YEAR ENDED NOVEMBER 30, 1998
                                             ------------------------------------    ------------------------------------
                                                       SHARES              AMOUNT              SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                        75,802,531    $  3,432,408,496          74,377,060    $  2,833,309,632
Shares issued to shareholders in
  reinvestment of distributions                     1,244,617          49,917,727             861,205          29,129,405
Shares reacquired                                 (75,879,435)     (3,432,109,745)        (58,855,318)     (2,223,583,962)
                                             ----------------    ----------------    ----------------    ----------------
    Net increase                                    1,167,713    $     50,216,478          16,382,947    $    638,855,075
                                             ================    ================    ================    ================
Class C Shares
                                                     YEAR ENDED NOVEMBER 30, 1999            YEAR ENDED NOVEMBER 30, 1998
                                             ------------------------------------    ------------------------------------
                                                       SHARES              AMOUNT              SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                        40,184,179    $  1,810,714,904          31,755,320    $  1,218,876,343
Shares issued to shareholders in
  reinvestment of distributions                        92,240           3,679,900              40,350           1,357,348
Shares reacquired                                 (37,434,750)     (1,690,564,944)        (26,901,015)     (1,033,437,490)
                                             ----------------    ----------------    ----------------    ----------------
    Net increase                                    2,841,669    $    123,829,860           4,894,655    $    186,796,201
                                             ================    ================    ================    ================
Class I Shares
                                                     YEAR ENDED NOVEMBER 30, 1999            YEAR ENDED NOVEMBER 30, 1998
                                             ------------------------------------    ------------------------------------
                                                       SHARES              AMOUNT              SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                           800,542    $     39,590,011             209,180    $      8,247,866
Shares issued to shareholders in
  reinvestment of distributions                        12,017             494,873              15,319             526,918
Shares reacquired                                    (233,924)        (10,875,702)           (215,813)         (8,535,894)
                                             ----------------    ----------------    ----------------    ----------------
    Net increase                                      578,635    $     29,209,182               8,686    $        238,890
                                             ================    ================    ================    ================
Class J Shares
                                                     YEAR ENDED NOVEMBER 30, 1999            YEAR ENDED NOVEMBER 30, 1998
                                             ------------------------------------    ------------------------------------
                                                       SHARES              AMOUNT              SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                           232,665    $     11,295,508               2,222    $         79,082
Shares reacquired                                     (34,080)         (1,692,151)               --                  --
                                             ----------------    ----------------    ----------------    ----------------
Net increase                                          198,585    $      9,603,357               2,222    $         79,082
                                             ================    ================    ================    ================

* For the period from the inception of Class J, September 24, 1998, through November 30, 1998.

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1999, was $90,760.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended November 30, 1999, is set forth below:

                                                            ACQUISTIONS                DISPOSITIONS
                                    BEGINNING   ---------------------------   ---------------------------
AFFILIATE                        SHARE AMOUNT         SHARES           COST         SHARES           COST
---------------------------------------------------------------------------------------------------------
Amerihost Properties, Inc.            527,000   $       --             --             --     $       --
Applebee's International, Inc.      3,139,500           --             --             --             --
Buffets, Inc.                       3,124,450           --             --          134,700      1,520,962
Cadence Design Systems, Inc.       11,529,670      2,046,600     30,895,451        125,000      2,250,300
CEC Entertainment, Inc.*            1,588,000           --             --           14,900        458,841
Cendant Corp.                      36,039,148      1,214,300     20,519,200        489,563     10,721,560
Compuware Corp.**                  17,636,242      7,484,198    261,071,603      1,531,050    104,407,956
Danka Business Systems, ADR         4,210,300           --             --           93,300        579,853
Micro Warehouse, Inc.               2,918,500           --             --           61,400      1,812,165
Midatlantic Medical Services        2,359,888        174,600      1,312,404          7,500         62,360
Modis Professional
Services, Inc.                      7,210,150      1,137,400     12,996,708          4,500         68,938
Mortons Restaurant Group, Inc.        440,000           --             --           14,000        251,420
Mothers Work, Inc.                    202,000           --             --           10,000        126,871
Orthodontic Centers                 2,205,000        349,700      4,106,087          9,200        112,903
Promus Hotel Corp.                  4,108,413        360,900      9,495,337         10,300        350,214
Talk.com                            6,471,100           --             --           15,000        244,679
                                                               ------------                  ------------
                                                               $340,396,790                  $122,969,022
                                                               ============                  ============
                                               ENDING          REALIZED      DIVIDEND              ENDING
AFFILIATE                                SHARE AMOUNT       GAIN (LOSS)        INCOME               VALUE
---------------------------------------------------------------------------------------------------------
Amerihost Properties, Inc.                    527,000         --              --           $    1,712,750
Applebee's International, Inc.              3,139,500         --            282,555            94,577,438
Buffets, Inc.                               2,989,750         (713,194)       --               32,139,813
Cadence Design Systems, Inc.               13,451,270        1,071,097        --              238,760,042
CEC Entertainment, Inc.                     1,573,100          218,511        --               47,193,000
Cendant Corp.                              36,763,885        4,883,108        --              608,901,845
Compuware Corp.                            23,589,390       84,966,790        --              797,616,249
Danka Business Systems, ADR                 4,117,000       (3,168,654)       --               47,345,500
Micro Warehouse, Inc.                       2,857,100       (1,005,078)       --               33,570,925
Midatlantic Medical Services                2,526,988            5,965        --               20,215,904
Modis Professional Services, Inc.           8,343,050          (84,332)       --               89,166,347
Mortons Restaurant Group, Inc.                426,000           37,920        --                6,363,375
Mothers Work, Inc.                            192,000          (44,379)       --                1,968,000
Orthodontic Centers                         2,545,500          (20,497)       --               31,023,281
Promus Hotel Corp.                          4,459,013         (140,941)       --              142,967,104
Talk.com                                    6,456,100          (88,327)       --              108,946,687
                                                           -----------     --------        --------------
                                                           $85,917,989     $282,555        $2,298,072,887
                                                           ===========     ========        ==============

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1999, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.39% of net assets, which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                DATE OF      SHARE
DESCRIPTION                 ACQUISITION     AMOUNT           COST        VALUE
--------------------------------------------------------------------------------
Copley Partners 1              12/06/86  3,000,000   $    336,043  $   258,600
Copley Partners 2    12/02/86 - 8/09/91  3,000,000      1,235,812      966,360
Highland Capital
Partners              6/28/88 - 6/28/93  7,500,000        534,615      624,825
Republic Industries,
  Inc.                          5/15/96  6,505,000    227,897,500   60,577,813
                                                                   -----------
                                                                   $62,427,598
                                                                   ===========

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust II and the Shareholders of MFS Emerging Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Growth Fund (a series of MFS Series Trust II), including the portfolio of investments, as of November 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers; where replies were not received by brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Growth Fund as of November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 6, 2000

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

THE FUND HAS DESIGNATED $117,176,321 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED NOVEMBER 30, 1999.
--------------------------------------------------------------------------------

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS Emerging Growth Fund

TRUSTEES                                   ASSISTANT TREASURERS
Richard B. Bailey+ - Private Investor;     Mark E. Bradley*
Former Chairman and Director (until        Ellen Moynihan*
1991), MFS Investment Management           James O. Yost*

Marshall N. Cohan+ - Private Investor      SECRETARY
                                           Stephen E. Cavan*
Lawrence H. Cohn, M.D.+ - Chief of
Cardiac Surgery, Brigham and Womens        ASSISTANT SECRETARY
Hospital; Professor of Surgery,            James R. Bordewick, Jr.*
Harvard Medical School
                                           CUSTODIAN
The Hon. Sir J. David Gibbons, KBE+ -      State Street Bank and Trust Company
Chief Executive Officer, Edmund
Gibbons Ltd.; Chairman, Colonial           AUDITORS
Insurance Company, Ltd.                    Deloitte & Touche LLP

Abby M. ONeill+ - Private Investor         INVESTOR INFORMATION
                                           For MFS stock and bond market
Walter E. Robb, III+ - President and       outlooks, call toll free:
Treasurer, Benchmark Advisors, Inc.        1-800-637-4458 any time from a
(corporate financial consultants);         touch-tone telephone.
President, Benchmark Consulting
Group, Inc. (office services)              For information on MFS mutual funds,
                                           call your financial consultant or,
Arnold D. Scott* - Senior Executive        for an information kit, call toll
Vice President, Director, and              free: 1-800-637-2929 any business day
Secretary, MFS Investment Management       from 9 a.m. to 5 p.m. Eastern time
                                           (or leave a message anytime).
Jeffrey L. Shames* - Chairman and
Chief Executive Officer, MFS               INVESTOR SERVICE
Investment Management                      MFS Service Center, Inc.
                                           P.O. Box 2281
J. Dale Sherratt+ - President,             Boston, MA 02107-9906
Insight Resources, Inc. (acquisition
planning specialists)                      For general information, call toll free:
                                           1-800-225-2606 any business day from
Ward Smith+ - Former Chairman (until       8 a.m. to 8 p.m. Eastern time.
1994), NACCO Industries (holding
company)                                   For service to speech- or
                                           hearing-impaired, call toll free:
INVESTMENT ADVISER                         1-800-637-6576 any business day from
Massachusetts Financial Services Company   9 a.m. to 5 p.m. Eastern time. (To
500 Boylston Street                        use this service, your phone must be
Boston, MA 02116-3741                      equipped with a Telecommunications
                                           Device for the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                For share prices, account balances
500 Boylston Street                        and exchanges, call toll free:
Boston, MA 02116-3741                      1-800-MFS-TALK (1-800-637-8255)
                                           anytime from a touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                         WORLD WIDE WEB
                                           www.mfs.com
PORTFOLIO MANAGER
John W. Ballen*

TREASURER
W. Thomas London*

+ Independent Trustee
* MFS Investment Management

MFS(R) EMERGING GROWTH FUND                                     ------------
                                                                  BULK RATE
[Logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
We invented the mutual fund(R)                                      MFS
                                                                ------------
500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                MEG-2  1/00 656M 27/207/307/807